Filed Pursuant to Rule 497

File No. 333-174784

FS INVESTMENT CORPORATION

Supplement dated March 16, 2012

to

Prospectus dated November 1, 2011

This supplement contains information that amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated November 1, 2011, as supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus (as supplemented and amended by this supplement) before you decide to invest in shares of our common stock.

Status of Our Ongoing Public Offering

Since commencing our initial public offering and through March 15, 2012, we have sold 195,289,743 shares (as adjusted for stock distributions) of our common stock for gross proceeds of approximately $2,049.8 million. As of March 15, 2012, we had raised total gross proceeds of approximately $2,050.8 million, including approximately $1 million contributed by principals of our investment adviser in February 2008.

The following table summarizes the sales of our common stock beginning with our semi-monthly closing on November 16, 2011 through and including our semi-monthly closing on March 1, 2012:

Date of Semi–Monthly Closing	Shares Sold	Average Price Per Share	Gross Proceeds
November 16, 2011	5,383,195	$10.55	$56,784,030
December 1, 2011(1)	6,058,943	10.55	63,920,850
December 16, 2011	6,948,926	10.59	73,584,596
January 3, 2012(2)	6,638,941	10.46	69,445,904
January 17, 2012	5,174,995	10.57	54,687,590
February 1, 2012(3)	7,624,129	10.50	80,077,978
February 16, 2012	7,295,054	10.62	77,492,084
March 1, 2012(4)	7,615,156	10.55	80,346,334

	52,739,339	$10.55	$556,339,366

(1)	The number of shares sold and gross proceeds for our December 1, 2011 semi-monthly closing include 583,612 shares purchased through our distribution reinvestment plan at an average price per share of $10.117, for gross proceeds of $5,904,696.

(2)	The number of shares sold and gross proceeds for our January 3, 2012 semi-monthly closing include 546,655 shares purchased through our distribution reinvestment plan at an average price per share of $9.585, for gross proceeds of $5,239,693. Pursuant to our share repurchase program, we purchased a total of approximately 385,526 shares of our common stock on January 3, 2012 at a price of $9.585 per share (an amount equal to 90% of our January 3, 2012 public offering price of $10.65 per share) for aggregate consideration totaling approximately $3,695,283.

(3)	The number of shares sold and gross proceeds for our February 1, 2012 semi-monthly closing include 596,723 shares purchased through our distribution reinvestment plan at an average price per share of $9.585, for gross proceeds of $5,719,590.

(4)	The number of shares sold and gross proceeds for our March 1, 2012 semi-monthly closing include 648,779 shares purchased through our distribution reinvestment plan at an average price per share of $9.630, for gross proceeds of $6,247,744.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Relating to Our Business and Structure” by replacing in its entirety the ninth risk factor thereof entitled “Our distribution proceeds have exceeded and in the future may exceed our net investment income, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares and reduce the amount of funds we have available for investment in targeted assets. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions” with the following:

Our distribution proceeds have exceeded and in the future may exceed our net investment income, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares and reduce the amount of funds we have available for investment in targeted assets. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of this offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our net investment income or cash flows from operations. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

Estimated Use of Proceeds

This supplement supplements and amends the section of the Prospectus entitled “Estimated Use of Proceeds” by replacing in its entirety the second paragraph thereof with the following:

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes. However, we have not established limits on the use of proceeds from this offering. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio.

Distributions

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the Prospectus by replacing the first sentence of the eighth paragraph of the section entitled “Distributions” and the first sentence of the seventh paragraph of the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—RIC Status and Distributions” in their entirety with the following:

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Certain Relationships and Related Party Transactions

This supplement supplements and amends the Prospectus by inserting the following after the eighth paragraph of the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” and by replacing the section entitled “Certain Relationships and Related Party Transactions—Expense Reimbursement” in its entirety with the following:

Pursuant to an Expense Support and Conditional Reimbursement Agreement, dated as of March 13, 2012, or the expense reimbursement agreement, our affiliate, Franklin Square Holdings, has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate dividends and other distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to stockholders may also be deemed to constitute a return of capital for tax purposes to the extent that we may use such dividends or other distribution proceeds to fund our distributions to stockholders. Under those circumstances, Franklin Square Holdings will not reimburse us for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our stockholders in each quarter, less the sum of our net investment income for tax purposes, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net capital gains for tax purposes) in each quarter.

Pursuant to the expense reimbursement agreement, we will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to stockholders. The expense reimbursement agreement does not apply to any amounts funded by Franklin Square Holdings prior to the date of such agreement.

We or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. If we terminate the investment advisory and administrative services agreement with FB Advisor, we will be required to repay Franklin Square Holdings all reimbursements funded by Franklin Square Holdings within three years of the date of termination.

The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Senior Securities

This supplement supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Revolving Credit Facility” and “Senior Securities—Revolving Credit Facility” to include the following immediately after the disclosure in each such section regarding the multi-lender, syndicated revolving credit facility that Broad Street Funding LLC entered into with Deutsche Bank AG, New York Branch and the other lenders party thereto:

On March 8, 2012, Broad Street, Deutsche Bank and the other lenders party to the credit facility entered into a letter agreement that extends the maturity date of the credit facility from March 10, 2012 to March 24, 2012. The letter agreement was entered into to provide the parties with additional time to complete the documentation of an amendment to the credit facility that is expected to, among other things, extend the maturity date of the facility for one additional year. No other material terms of the credit facility changed in connection with the execution of the letter agreement.